                                                                   EXHIBIT 99(a)

                                 EQUIFAX INC.
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                  (Unaudited)

                                                     Quarter ended March 31, 1997
                                             ---------------------------------------------
                                                              Pro Forma
(In thousands, except per share amounts)     Historical      Adjustments         Pro Forma
----------------------------------------     ----------      -----------         ---------
Operating revenue                            $ 478,200         $(166,138)(2a)    $ 312,062
                                             ---------         ---------         ---------
Operating costs and expenses
    before unusual items                       397,466          (153,951)(2a)      243,515
Unusual items                                        -                 -                 -
                                             ---------         ---------         ---------
Total costs and expenses                       397,466          (153,951)          243,515
                                             ---------         ---------         ---------
Operating income                                80,734           (12,187)           68,547
Other income, net                                  383               (11)(2a)          372
Interest expense                                 6,088            (1,619)(2a)        4,469
                                             ---------         ---------         ---------
Income before income taxes                      75,029           (10,579)           64,450
Provision for income taxes                      30,312            (4,403)(2a)       25,909
                                             ---------         ---------         ---------

Net income                                   $  44,717         $  (6,176)        $  38,541
                                             =========         =========         =========

Weighted average common shares outstanding     145,176           145,176           145,176

Net income per common share                  $    0.31         $   (0.04)        $    0.27
                                             =========         =========         =========

                                                                   EXHIBIT 99(a)


                                 EQUIFAX INC.
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                  (Unaudited)

                                                      Year ended December 31, 1996
                                            ----------------------------------------------
                                                               Pro Forma
(In thousands, except per share amounts)     Historical       Adjustments        Pro Forma
----------------------------------------    -----------      ------------       ----------
Operating revenue                           $ 1,811,223      $(588,425)(2a)     $ 1,222,798
                                            -----------      ---------          -----------
Operating costs and expenses
    before unusual items                      1,496,492       (540,595)(2a)         955,897
Unusual items                                    10,313              -               10,313
                                            -----------      ---------          -----------
Total costs and expenses                      1,506,805       (540,595)             966,210
                                            -----------      ---------          -----------
Operating income                                304,418        (47,830)             256,588
Other income, net                                22,181            219 (2a)          22,400
Interest expense                                 23,036         (6,597)(2a)          16,439
                                            -----------      ---------          -----------
Income before income taxes                      303,563        (41,014)             262,549
Provision for income taxes                      125,946        (16,494)(2a)         109,452
                                            -----------      ---------          -----------

Net income                                  $   177,617      $ (24,520)         $   153,097
                                            ===========      =========          ===========

Weighted average common shares outstanding      145,518        145,518              145,518

Net income per common share                 $      1.22      $   (0.17)         $      1.05
                                            ===========      =========           ==========


                                 Page 7 of 12